Exhibit 99.1

Frontier Communications Announces CEO Transition

Bernie Han Unanimously Appointed President and Chief Executive Officer

Mr. Han Succeeds Daniel McCarthy, Following 29 Years of Dedicated Service to Frontier

NORWALK, Conn., Dec. 3, 2019 – Frontier Communications Corporation (NASDAQ: FTR) announced today that the Company’s Board of Directors has unanimously appointed Bernard L. “Bernie” Han as President and Chief Executive Officer and a member of the Board, effective immediately. Mr. Han succeeds Daniel McCarthy, who is stepping down as President and Chief Executive Officer and from his position on the Board.

Mr. Han brings more than 30 years of experience and significant operational and financial expertise. During his more than 11 years in the telecommunications industry at DISH Network, he served as CFO, COO and as Executive Vice President, Strategic Planning. In these roles Mr. Han was responsible for a broad portfolio including assessing new strategies and markets, operations, customer service, retention marketing, information technology, as well as financial functions consisting of accounting, treasury, tax, financial planning and analysis, investor relations and SEC reporting. Mr. Han was retained by the Finance Committee of the Board as an advisor beginning October 16, 2019, and has been actively supporting efforts to strengthen the Company’s financial position since that time.

Pamela D. A. Reeve, Independent Chairman of Frontier’s Board of Directors, stated, “We are excited to announce the appointment of Bernie Han as Frontier’s new CEO. Bernie is a proven industry leader who has a broad-based background with a long track record of developing organizational talent and enhancing financial and operational performance while driving and navigating strategic shifts in the industry. In addition, he has a passion for serving customers with new and innovative solutions that meet their evolving needs with a focus on increasing value for all stakeholders. He brings a disciplined approach to operations management, having led turnaround initiatives at DISH Network that increased profitability, enhanced customer experiences and reduced churn rate. The Finance Committee and entire Board are confident that, as CEO, Bernie will further Frontier’s efforts to drive operational improvements in our business while continuing to evaluate the Company’s capital structure.”

Ms. Reeve continued, “As we continue to take action to improve Frontier’s operational, financial and strategic position, now is the right time to transition leadership. We thank Dan for his nearly three decades of service to Frontier and tireless commitment to customers and employees and wish him the best in the future.”

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Mr. Han stated, “Frontier has a strong core business that maintains the trust of millions of customers across the country, and I am honored to take on the role of CEO at a time where we have both challenges to overcome and substantial opportunities ahead. I look forward to working with the Board of Directors and leadership team as we continue to execute on our initiatives to drive operational performance, invest in our business and become a stronger partner to our residential and enterprise customers.”

Mr. McCarthy stated, “It has been an incredible experience leading Frontier over the last four years, and I leave knowing the Company is in great hands with Bernie at the helm of this skilled and dedicated organization. I remain a firm believer in Frontier’s future. I look forward to cheering the team on, and I want to thank everyone I have had the pleasure to work with and learn from during my time with Frontier.”

About Bernie Han
Bernie Han most recently served as DISH’s Executive Vice President of Strategic Planning from 2016 to 2018. Prior to that, he served as Chief Operating Officer of DISH for six years, overseeing the company's Finance, Marketing, Sales, Customer Retention, Operations, Information Technology, Product, Programming and Media Sales organizations. He began his career at DISH as Chief Financial Officer in 2006.

Mr. Han also has more than 20 years of experience in the airline industry. He previously worked as Chief Financial Officer at Northwest Airlines, and Chief Financial Officer and Chief Marketing Officer at America West Airlines. Earlier in his career, he worked in financial planning and analysis for American Airlines and as a systems engineer for Hughes Aircraft Company.

He received his Master of Business Administration, Master of Electrical Engineering and Bachelor of Science degrees from Cornell University. Mr. Han currently serves on the Board of Directors of Frontier Airlines.

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About Frontier Communications
Frontier Communications Corporation (NASDAQ: FTR) offers a variety of services to residential and business customers over its fiber-optic and copper networks in 29 states, including video, high-speed internet, advanced voice, and Frontier Secure® digital protection solutions.

Contacts
Investors: Luke Szymczak 203-614-5044 Vice President, Investor Relations luke.szymczak@ftr.com	Media: Javier Mendoza 562-305-2345 Vice President, Corporate Communications and External Affairs javier.mendoza@ftr.com	Brigid Smith 203-614-5042 AVP, Corporate Communications brigid.smith@ftr.com	Meaghan Repko / Jed Repko Joele Frank Wilkinson Brimmer Katcher 212-355-4449

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Forward-Looking Statements
This press release contains "forward-looking statements," related to future events. Forward-looking statements address Frontier’s expected future business, financial performance, and financial condition, and contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," "see," "may," "will," "would," or "target." Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For Frontier, particular uncertainties that could cause actual results to be materially different than those expressed in such forward-looking statements include: declines in revenue from Frontier’s voice services, switched and non-switched access and video and data services that it cannot stabilize or offset with increases in revenue from other products and services; Frontier’s ability to successfully implement strategic initiatives, including opportunities to enhance revenue and realize productivity improvements; Frontier’s ability to repay or refinance its debt through, among other things, accessing the capital markets, notes repurchases and/or redemptions, tender offers and exchange offers; adverse changes in the ratings given to Frontier’s debt securities by nationally accredited ratings organizations; covenants in Frontier’s indentures and credit agreements that may limit Frontier’s operational and financial flexibility as well as its ability to access the capital markets in the future; adverse changes in the credit markets, which could impact the availability and cost of financing; competition from cable, wireless and wireline carriers, satellite, and OTT companies, and the risk that Frontier will not respond on a timely or profitable basis; Frontier’s ability to successfully adjust to changes in the communications industry, including the effects of technological changes and competition on its capital expenditures, products and service offerings; risks related to disruptions in Frontier’s networks, infrastructure and information technology that may result in customer loss and/or incurrence of additional expenses; the impact of potential information technology or data security breaches or other cyber attacks or other disruptions; Frontier’s ability to retain or attract new customers and to maintain relationships with customers, employees or suppliers; Frontier’s ability to secure, continue to use or renew intellectual property and other licenses used in our business; Frontier’s ability to hire or retain key personnel; Frontier’s ability to realize anticipated benefits from recent acquisitions; Frontier’s ability to dispose of certain assets or asset groups on terms that are attractive to it, or at all; Frontier’s ability to effectively manage its operations, operating expenses, capital expenditures, debt service requirements and cash paid for income taxes and liquidity; Frontier’s ability to defend against litigation and potentially unfavorable results from current pending and future litigation; the effects of state regulatory requirements that could limit Frontier’s ability to transfer cash among its subsidiaries or dividend funds up to the parent company; the effects of governmental legislation and regulation on Frontier’s business; the impact of regulatory, investigative and legal proceedings and legal compliance risks; government infrastructure projects that impact capital expenditures; continued reductions in switched access revenue as a result of regulation, competition or technology substitutions; the effects of changes in the availability of federal and state universal service funding or other subsidies to Frontier and its competitors; Frontier’s ability to meet its remaining CAF II funding obligations and the risk of penalties or obligations to return certain CAF II funds; Frontier’s ability to obtain future subsidies, including participation in the proposed RDOF program; Frontier’s ability to effectively manage service quality and meet mandated service quality metrics; the effects of changes in accounting policies or practices; the impact of potential future impairment charges with respect intangible assets or additional losses on assets held for sale; the effects of changes in income tax rates, tax laws, regulations or rulings, or federal or state tax assessments, including the risk that such changes may benefit Frontier’s competitors more than it, as well as potential future decreases in the value of Frontier’s deferred tax assets; the effects of increased medical expenses and pension and postemployment expenses; Frontier’s ability to successfully renegotiate union contracts; changes in pension plan assumptions, interest rates, discount rates, regulatory rules and/or the value of Frontier’s pension plan assets, which could require Frontier to make increased contributions to its pension plans; the effects of changes in both general and local economic conditions in the markets that Frontier serves; the effects of severe weather events or other natural or man-made disasters, which may increase operating and capital expenses or adversely impact customer revenue; and the risks and other factors contained in Frontier’s filings with the U.S. Securities and Exchange Commission, including its most recent report on Form 10-K and its Form 10-Q for the quarter ended September 30, 2019. These risks and uncertainties may cause actual future results to be materially different than those expressed in such forward-looking statements. Frontier has no obligation to update or revise these forward-looking statements and does not undertake to do so.